SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 30, 2004

Date of Report (date of earliest event reported)

OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1341 Orleans Drive

Sunnyvale, California 94089-1136

(Address of principal executive offices)

(408) 542-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

ITEM 2.02 Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 30, 2004, OmniVision Technologies, Inc. issued a press release announcing its financial results for its second fiscal quarter ended October 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

99.1	Press Release, dated November 30, 2004, of OmniVision Technologies, Inc. announcing its financial results for its second fiscal quarter ended October 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2004

OmniVision Technologies, Inc.

By:	/s/ SHAW HONG
Shaw Hong
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated November 30, 2004, of OmniVision Technologies, Inc. announcing its financial results for its second fiscal quarter ended October 31, 2004.